Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:
Mark C. Layton	Todd Fromer / Garth Russell
Chief Executive Officer	Investor Relations
or Thomas J. Madden	KCSA Strategic Communications
Chief Financial Officer	(212) 896-1215 / (212) 896-1250
(972) 881-2900	tfromer@kcsa.com / grussell@kcsa.com
PFSweb Reports Fourth Quarter and Year-End 2010 Results
- - -
Fourth Quarter Service Fee Revenue Increases 35% Year-over-year
- - -
Fourth Quarter Adjusted EBITDA Increases 328% to $2.6 Million
PLANO, Texas, March 23, 2011 — PFSweb, Inc. (Nasdaq: PFSW), an international business process outsourcing services provider of end-to-end web commerce solutions, today announced its financial results for the fourth quarter and year ended December 31, 2010.
Mark Layton, Chairman and Chief Executive Officer of PFSweb, stated, “Our results for the fourth quarter and year ended December 31, 2010 are a testament to the renewed strength of our business and our ability to capitalize on new opportunities in the expanding eCommerce industry. Our Service Fee revenue increased more than 35% during the fourth quarter of 2010 as compared to the prior year, and more than 20% for the full calendar year. This strong Service Fee revenue growth, combined with a continued focus on cost effective technology development and operational management, resulted in an increased Adjusted EBITDA performance of 328% in the fourth quarter of 2010, as compared to the prior year, and more than 55% for the full calendar year.
“We continue to see strong acceptance of our eCommerce services in the U.S. as well as in Europe, which has recently shown vast opportunity for our solutions. This led to us launching more than 10 new client programs during 2010, including Carter’s, Juicy Couture, Kensie, Monet, Volcom, Havaianas, and several brands under a master agreement with a leading fragrance and beauty company. Most of these new client arrangements include new custom branded eCommerce sites supported by our complete End2End solution, which is a packaged offering that generally includes the Demandware eCommerce platform, along with our logistics and fulfillment capabilities, high-touch customer care, financial services and various interactive marketing services.”
Summary of consolidated results for the fourth quarter ended December 31, 2010:
•	Total revenue increased to $76.3 million for the fourth quarter of 2010 compared to $72.8 million for fourth quarter of 2009;

•	Service Fee revenue increased more than 35% to $21.7 million, compared with $16.0 million for the same period in 2009;

•	Adjusted EBITDA (as defined) was $2.6 million versus $0.6 million for the fourth quarter of 2009;

•	Net loss was $2.7 million, or $0.22 per basic and diluted share, compared to net loss of $0.9 million, or $0.10 per basic and diluted share, for the fourth quarter of 2009. Net loss for the fourth quarter of 2010 included a $3.2 million loss from discontinued operations related to eCOST.com. Net loss for the fourth quarter of 2009 included $0.4 million income from discontinued operations related to eCOST.com;

•	Non-GAAP net income (as defined) was $0.7 million, or $0.05 per basic and diluted share, compared to a non-GAAP net loss of $1.3 million, or $0.13 per basic and diluted share, for the fourth quarter of 2009;

•	Total cash, cash equivalents and restricted cash was $20.3 million as of December 31, 2010 compared to $16.9 million as of December 31, 2009.
Summary of consolidated results for the year ended December 31, 2010:
•	Total reported revenue was $274.5 million compared to $267.9 million for the year ended December 31, 2009;

•	Service Fee revenue increased 20.5% to $70.6 million, compared with $58.6 million for the same period in 2009;

•	Adjusted EBITDA (as defined) was $5.5 million compared to $3.5 million for the year ended December 31, 2009;

•	Net loss was $7.4 million, or $0.65 per basic and diluted share, compared to net loss of $4.6 million, or $0.46 per basic and diluted share, for the year ended December 31, 2009. Net loss for 2010 included a $4.0 million loss from discontinued operations related to eCOST.com. Net loss for 2009 included $0.3 million income from discontinued operations applicable to eCOST.com;

•	Non-GAAP net loss was $1.9 million, or $0.17 per basic and diluted share, compared to non-GAAP net loss of $4.5 million, or $0.45 per basic and diluted share, for the year ended December 31, 2009.
“We believe we are well positioned to maintain strong growth moving forward, as we expect demand for our services will continue to increase. Our pipeline for potential new Service Fee business currently totals more than $50 million, based on client projections, the largest in PFSweb’s history, with potential new clients in several expanding markets, including the fashion, cosmetics and consumer packaged goods markets. To support the ongoing growth of our business, we are in the process of expanding capacity at select warehouse and customer care facilities and making other strategic investments that will also allow us to offer new capabilities. Based on our expected Service Fee revenue growth of approximately 20% in calendar year 2011, combined with the incremental investments we are making to support our long-term initiatives, we are currently targeting to report Adjusted EBITDA between $6.0 million to $7.0 million for the year ended December 31, 2011,” continued Mr. Layton.
“In an effort to streamline our operations and improve our overall financial results, we made the strategic decision to divest the eCOST.com business. We believe this action will allow us take what we have learned at the frontline of the web commerce retail world and focus that knowledge more resourcefully on our growing Service Fee business. As a result of this divestiture, we reported certain financial results as ‘discontinued operations’ for the quarters and years ended December 31, 2010 and 2009. In addition, we recorded a non-cash goodwill impairment charge of approximately $2.8 million for the quarter and year ended December 31, 2010, which is included in the discontinued operations,” concluded Mr. Layton.
Conference Call Information
Management will host a conference call at 10:30 am Eastern Time (9:30 am Central Time) on Wednesday, March 23, 2011, to discuss the latest corporate developments and results. To listen to the call, please dial (888) 562-3356 and enter the pin number 49410379 at least five minutes before the scheduled start time. Investors can also access the call in a “listen only” mode via the Internet at the Company’s website, www.pfsweb.com. Please allow extra time prior to the call to visit the site and download any necessary audio software.
A digital replay of the conference call will be available through April 23, 2011 at (800) 642-1687, pin number 49410379. The replay also will be available at the Company’s website for a limited time.
Non-GAAP Financial Measures
This news release may contain certain non-GAAP measures, including non-GAAP net income (loss), Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA.
Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense, income (loss) from discontinued operations and executive disability benefits.
EBITDA represents earnings (or losses) before income (loss) from discontinued operations, interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation and executive disability benefits.
Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry. The calculation of non-GAAP net income (loss) eliminates the effect of stock-based compensation, income (loss) from discontinued operations and executive disability benefits and EBITDA and Adjusted EBITDA further eliminate the effect of financing, income taxes, and the accounting effects of capital spending, which items may vary from different companies for reasons unrelated to overall operating performance.
PFSweb believes these non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of its core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.
About PFSweb, Inc.
PFSweb develops and deploys comprehensive end-to-end eCommerce solutions for Fortune 1000, Global 2000 and brand name companies, including interactive marketing services, global fulfillment and logistics and high-touch customer care. The company serves a multitude of industries and company types, including such clients as P&G, LEGO, Carter’s, Lucky Brand Jeans, Juicy Couture, Kensie, Monet, kate spade new york, AAFES, Riverbed, InfoPrint Solutions Company, Hawker Beechcraft Corp., Roots Canada Ltd. and Xerox.

To find out more about PFSweb, Inc. (NASDAQ: PFSW), visit the company’s website at http://www.pfsweb.com.
The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFSweb’s Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Report on Form 10-Q for the nine months ended September 30, 2010 identify certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual and Quarterly Reports and the Risk Factors described therein. PFSweb undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.
(Tables Follow)

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidated Statements of Operations (A)
(In Thousands, Except Per Share Data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
REVENUES:
Product revenue, net	$46,021	$47,288	$174,613	$183,008
Service fee revenue	21,688	16,015	70,636	58,619
Pass-thru revenue	8,605	9,517	29,267	26,265

Total revenues	76,314	72,820	274,516	267,892

COSTS OF REVENUES:
Cost of product revenue	43,108	44,048	162,485	168,864
Cost of service fee revenue	15,722	11,492	51,144	41,898
Cost of pass-thru revenue	8,605	9,517	29,267	26,265

Total costs of revenues	67,435	65,057	242,896	237,027

Gross profit	8,879	7,763	31,620	30,865
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	8,020	8,844	33,611	34,270

Income (loss) from operations	859	(1,081)	(1,991)	(3,405)
INTEREST EXPENSE, NET	202	233	940	1,186

Income (loss) before income taxes	657	(1,314)	(2,931)	(4,591)
INCOME TAX PROVISION (BENEFIT)	210	60	463	321

INCOME (LOSS) FROM CONTINUING OPERATIONS	447	(1,374)	(3,394)	(4,912)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX	(3,192)	427	(3,975)	342

NET LOSS	$(2,745)	$(947)	$(7,369)	$(4,570)

NON-GAAP INCOME (LOSS)	$673	$(1,276)	$(1,935)	$(4,505)

NET LOSS PER SHARE:
Basic and Diluted	$(0.22)	$(0.10)	$(0.65)	$(0.46)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic and Diluted	12,237	9,934	11,310	9,929

EBITDA	$2,326	$497	$4,069	$3,139

ADJUSTED EBITDA	$2,552	$595	$5,528	$3,546

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2009.

PFSweb, Inc. and Subsidiaries
Reconciliation of certain Non-GAAP Items to GAAP
(In Thousands, Except Per Share Data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
NET LOSS	$(2,745)	$(947)	$(7,369)	$(4,570)
(Income) loss from discontinued operations, net of tax	3,192	(427)	3,975	(342)
Income tax expense (benefit)	210	60	463	321
Interest expense	202	233	940	1,186
Depreciation and amortization	1,467	1,578	6,060	6,544

EBITDA	$2,326	$497	$4,069	$3,139
Stock-based compensation	226	98	809	407
Executive disability benefits	—	—	650	—

ADJUSTED EBITDA	$2,552	$595	$5,528	$3,546

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
NET LOSS	$(2,745)	$(947)	$(7,369)	$(4,570)
(Income) loss from discontinued operations, net of tax	3,192	(427)	3,975	(342)
Stock-based compensation	226	98	809	407
Executive disability benefits	—	—	650	—

NON-GAAP INCOME (LOSS)	$673	$(1,276)	$(1,935)	$(4,505)

NET LOSS PER SHARE:
Basic and Diluted	$(0.22)	$(0.10)	$(0.65)	$(0.46)

NON-GAAP INCOME (LOSS) Per Share:
Basic and Diluted	$0.05	$(0.13)	$(0.17)	$(0.45)

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidated Balance Sheets
(In Thousands, Except Share Data)

	December 31,	December 31,
	2010	2009
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$18,430	$14,812
Restricted cash	1,853	2,096
Accounts receivable, net of allowance for doubtful accounts of $754 and $973 at December 31, 2010 and December 31, 2009, respectively	41,438	39,861
Inventories, net of reserves of $1,561 and $1,760 at December 31, 2010 and December 31, 2009, respectively	35,161	33,577
Assets of discontinued operations	2,776	4,372
Other receivables	14,539	11,605
Prepaid expenses and other current assets	3,580	4,170

Total current assets	117,777	110,493

PROPERTY AND EQUIPMENT, net	9,124	10,314
ASSETS OF DISCONTINUED OPERATIONS	1,126	4,024
OTHER ASSETS	2,203	2,938

Total assets	130,230	127,769

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$18,320	$19,179
Trade accounts payable	55,692	53,642
Deferred revenue	5,254	5,164
Accrued expenses	15,870	13,180

Total current liabilities	95,136	91,165

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	2,136	3,348
OTHER LIABILITIES	3,608	3,903

Total liabilities	100,880	98,416

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 35,000,000 shares authorized; 12,255,064 and 9,952,164 shares issued at December 31, 2010 and December 31, 2009, respectively; and 12,236,703 and 9,933,803 outstanding as of December 31, 2010 and December 31, 2009, respectively	12	10
Additional paid-in capital	101,229	93,152
Accumulated deficit	(73,332)	(65,963)
Accumulated other comprehensive income	1,526	2,239
Treasury stock at cost, 18,361 shares	(85)	(85)

Total shareholders’ equity	29,350	29,353

Total liabilities and shareholders’ equity	$130,230	$127,769

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Three Months Ended March 31, 2010
(In Thousands)

		Business &
	PFSweb	Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$45,622	$—	$—	$45,622
Service fee revenue	15,979	—	—	—	15,979
Service fee revenue — affiliate	1,700	—	—	(1,700)	—
Pass-thru revenue	6,637	—	—	(3)	6,634

Total revenues	24,316	45,622	—	(1,703)	68,235

COSTS OF REVENUES:
Cost of product revenue	—	42,362	—	—	42,362
Cost of service fee revenue	12,101	—	—	(647)	11,454
Cost of pass-thru revenue	6,637	—	—	(3)	6,634

Total costs of revenues	18,738	42,362	—	(650)	60,450

Gross profit	5,578	3,260	—	(1,053)	7,785
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	7,400	2,261	—	(1,053)	8,608

Income (loss) from operations	(1,822)	999	—	—	(823)
INTEREST EXPENSE (INCOME), NET	(56)	310	—	—	254

Income (loss) before income taxes	(1,766)	689	—	—	(1,077)
INCOME TAX PROVISION (BENEFIT)	(130)	256	—	—	126

INCOME (LOSS) FROM CONTINUING OPERATIONS	(1,636)	433	—	—	(1,203)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	(6)		(6)

NET INCOME (LOSS)	$(1,636)	$433	$(6)	$—	$(1,209)

NON-GAAP NET INCOME (LOSS)	$(1,540)	$433	$—	$—	$(1,107)

EBITDA	$(276)	$1,007	$—	$—	$731

ADJUSTED EBITDA	$(180)	$1,007	$—	$—	$827

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(1,636)	$433	$(6)	$—	(1,209)
(Income) loss from discontinued operations, net of tax	—	—	6	—	6
Income tax expense (benefit)	(130)	256	—	—	126
Interest expense (income)	(56)	310	—	—	254
Depreciation and amortization	1,546	8	—	—	1,554

EBITDA	$(276)	$1,007	$—	$—	$731
Stock-based compensation	96	—	—	—	96

ADJUSTED EBITDA	$(180)	$1,007	$—	$—	$827

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(1,636)	$433	$(6)	$—	$(1,209)
(Income) loss from discontinued operations, net of tax	—	—	6	—	6
Stock-based compensation	96	—	—	—	96

NON-GAAP NET INCOME (LOSS)	$(1,540)	$433	$—	$—	$(1,107)

Note: Business and Retail Connect includes our Supplies Distributors and PFS Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFS Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Three Months Ended June 30, 2010
(In Thousands)

		Business &
	PFSweb	Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$43,654	$—	$—	$43,654
Service fee revenue	16,567	—	—	—	16,567
Service fee revenue — affiliate	1,738	—	—	(1,738)	—
Pass-thru revenue	6,202	—	—	(16)	6,186

Total revenues	24,507	43,654	—	(1,754)	66,407

COSTS OF REVENUES:
Cost of product revenue	—	40,623	—	—	40,623
Cost of service fee revenue	12,572	—	—	(585)	11,987
Cost of pass-thru revenue	6,202	—	—	(16)	6,186

Total costs of revenues	18,774	40,623	—	(601)	58,796

Gross profit	5,733	3,031	—	(1,153)	7,611
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	7,310	2,221	—	(1,153)	8,378

Income (loss) from operations	(1,577)	810	—	—	(767)
INTEREST EXPENSE (INCOME), NET	(59)	293	—	—	234

Income (loss) before income taxes	(1,518)	517	—	—	(1,001)
INCOME TAX PROVISION (BENEFIT)	(142)	196	—	—	54

INCOME (LOSS) FROM CONTINUING OPERATIONS	(1,376)	321	—	—	(1,055)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	(440)		(440)

NET INCOME (LOSS)	$(1,376)	$321	$(440)	$—	$(1,495)

NON-GAAP NET INCOME (LOSS)	$(1,114)	$321	$—	$—	$(793)

EBITDA	$(4)	$817	$—	$—	$813

ADJUSTED EBITDA	$258	$817	$—	$—	$1,075

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(1,376)	$321	$(440)	$—	(1,495)
(Income) loss from discontinued operations, net of tax	—	—	440	—	440
Income tax expense (benefit)	(142)	196	—	—	54
Interest expense (income)	(59)	293	—	—	234
Depreciation and amortization	1,573	7		—	1,580

EBITDA	$(4)	$817	$—	$—	$813
Stock-based compensation	262	—	—	—	262

ADJUSTED EBITDA	$258	$817	$—	$—	$1,075

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(1,376)	$321	$(440)	$—	$(1,495)
(Income) loss from discontinued operations, net of tax	—	—	440	—	440
Stock-based compensation	262	—	—	—	262

NON-GAAP NET INCOME (LOSS)	$(1,114)	$321	$—	$—	$(793)

Note: Business and Retail Connect includes our Supplies Distributors and PFS Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFS Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Three Months Ended September 30, 2010
(In Thousands)

		Business &
	PFSweb	Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$39,316	$—	$—	$39,316
Service fee revenue	16,402	—	—	—	16,402
Service fee revenue — affiliate	1,484	—	—	(1,484)	—
Pass-thru revenue	7,843	—	—	(1)	7,842

Total revenues	25,729	39,316	—	(1,485)	63,560

COSTS OF REVENUES:
Cost of product revenue	—	36,392	—	—	36,392
Cost of service fee revenue	12,543	—	—	(562)	11,981
Cost of pass-thru revenue	7,843	—	—	(1)	7,842

Total costs of revenues	20,386	36,392	—	(563)	56,215

Gross profit	5,343	2,924	—	(922)	7,345
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	7,556	1,971	—	(922)	8,605

Income (loss) from operations	(2,213)	953	—	—	(1,260)
INTEREST EXPENSE (INCOME), NET	(63)	313	—	—	250

Income (loss) before income taxes	(2,150)	640	—	—	(1,510)
INCOME TAX PROVISION (BENEFIT)	(134)	207	—	—	73

INCOME (LOSS) FROM CONTINUING OPERATIONS	(2,016)	433	—	—	(1,583)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	(337)		(337)

NET INCOME (LOSS)	$(2,016)	$433	$(337)	$—	$(1,920)

NON-GAAP NET INCOME (LOSS)	$(1,141)	$433	$—	$—	$(708)

EBITDA	$(761)	$960	$—	$—	$199

ADJUSTED EBITDA	$114	$960	$—	$—	$1,074

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(2,016)	$433	$(337)	$—	(1,920)
(Income) loss from discontinued operations, net of tax	—	—	337	—	337
Income tax expense (benefit)	(134)	207	—	—	73
Interest expense (income)	(63)	313	—	—	250
Depreciation and amortization	1,452	7		—	1,459

EBITDA	$(761)	$960	$—	$—	$199
Stock-based compensation	225	—	—	—	225
Executive disability benefit	650				650

ADJUSTED EBITDA	$114	$960	$—	$—	$1,074

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(2,016)	$433	$(337)	$—	$(1,920)
(Income) loss from discontinued operations, net of tax	—	—	337	—	337
Stock-based compensation	225	—	—	—	225
Executive disability benefit	650				650

NON-GAAP NET INCOME (LOSS)	$(1,141)	$433	$—	$—	$(708)

Note: Business and Retail Connect includes our Supplies Distributors and PFS Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFS Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Three Months Ended December 31, 2010
(In Thousands)

		Business &
	PFSweb	Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$46,021	$—	$—	$46,021
Service fee revenue	21,688	—	—	—	21,688
Service fee revenue — affiliate	1,701	—	—	(1,701)	—
Pass-thru revenue	8,612	—	—	(7)	8,605

Total revenues	32,001	46,021	—	(1,708)	76,314

COSTS OF REVENUES:
Cost of product revenue	—	43,108	—	—	43,108
Cost of service fee revenue	16,328	—	—	(606)	15,722
Cost of pass-thru revenue	8,612	—	—	(7)	8,605

Total costs of revenues	24,940	43,108	—	(613)	67,435

Gross profit	7,061	2,913	—	(1,095)	8,879
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	6,893	2,222	—	(1,095)	8,020

Income (loss) from operations	168	691	—	—	859
INTEREST EXPENSE (INCOME), NET	(79)	281	—	—	202

Income (loss) before income taxes	247	410	—	—	657
INCOME TAX PROVISION (BENEFIT)	51	159	—	—	210

INCOME (LOSS) FROM CONTINUING OPERATIONS	196	251	—	—	447
INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	(3,192)		(3,192)

NET INCOME (LOSS)	$196	$251	$(3,192)	$—	$(2,745)

NON-GAAP NET INCOME (LOSS)	$422	$251	$—	$—	$673

EBITDA	$1,628	$698	$—	$—	$2,326

ADJUSTED EBITDA	$1,854	$698	$—	$—	$2,552

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$196	$251	$(3,192)	$—	(2,745)
(Income) loss from discontinued operations, net of tax	—	—	3,192	—	3,192
Income tax expense (benefit)	51	159	—	—	210
Interest expense (income)	(79)	281	—	—	202
Depreciation and amortization	1,460	7		—	1,467

EBITDA	$1,628	$698	$—	$—	$2,326
Stock-based compensation	226	—	—	—	226

ADJUSTED EBITDA	$1,854	$698	$—	$—	$2,552

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$196	$251	$(3,192)	$—	$(2,745)
(Income) loss from discontinued operations, net of tax	—	—	3,192	—	3,192
Stock-based compensation	226	—	—	—	226

NON-GAAP NET INCOME (LOSS)	$422	$251	$—	$—	$673

Note: Business and Retail Connect includes our Supplies Distributors and PFS Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFS Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Twelve Months Ended December 31, 2010
(In Thousands)

		Business &
	PFSweb	Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$174,613	$—	$—	$174,613
Service fee revenue	70,636	—	—	—	70,636
Service fee revenue — affiliate	6,622	—	—	(6,622)	—
Pass-thru revenue	29,294	—	—	(27)	29,267

Total revenues	106,552	174,613	—	(6,649)	274,516

COSTS OF REVENUES:
Cost of product revenue	—	162,485	—	—	162,485
Cost of service fee revenue	53,543	—	—	(2,399)	51,144
Cost of pass-thru revenue	29,294	—	—	(27)	29,267

Total costs of revenues	82,837	162,485	—	(2,426)	242,896

Gross profit	23,715	12,128	—	(4,223)	31,620
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	29,158	8,676	—	(4,223)	33,611

Income (loss) from operations	(5,443)	3,452	—	—	(1,991)
INTEREST EXPENSE (INCOME), NET	(257)	1,197	—	—	940

Income (loss) before income taxes	(5,186)	2,255	—	—	(2,931)
INCOME TAX PROVISION (BENEFIT)	(355)	818	—	—	463

INCOME (LOSS) FROM CONTINUING OPERATIONS	(4,831)	1,437	—	—	(3,394)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	(3,975)		(3,975)

NET INCOME (LOSS)	$(4,831)	$1,437	$(3,975)	$—	$(7,369)

NON-GAAP NET INCOME (LOSS)	$(3,372)	$1,437	$—	$—	$(1,935)

EBITDA	$589	$3,480	$—	$—	$4,069

ADJUSTED EBITDA	$2,048	$3,480	$—	$—	$5,528

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(4,831)	$1,437	$(3,975)	$—	$(7,369)
(Income) loss from discontinued operations, net of tax	—	—	3,975	—	3,975
Income tax expense (benefit)	(355)	818	—	—	463
Interest expense (income)	(257)	1,197	—	—	940
Depreciation and amortization	6,032	28		—	6,060

EBITDA	$589	$3,480	$—	$—	$4,069
Stock-based compensation	809	—		—	809
Executive disability benefits	650	—		—	650

ADJUSTED EBITDA	$2,048	$3,480	$—	$—	$5,528

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(4,831)	$1,437	$(3,975)	$—	$(7,369)
(Income) loss from discontinued operations, net of tax	—	—	3,975	—	3,975
Stock-based compensation	809	—	—	—	809
Executive disability benefits	650	—	—	—	650

NON-GAAP NET INCOME (LOSS)	$(3,372)	$1,437	$—	$—	$(1,935)

Note: Business and Retail Connect includes our Supplies Distributors and PFS Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFS Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidating Balance Sheets
as of December 31, 2010
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$13,471	$3,110	$1,849	$—	$18,430
Restricted cash	777	884	192	—	1,853
Accounts receivable, net	21,234	19,524	987	(307)	41,438
Inventories, net	—	35,161	—	—	35,161
Assets of discontinued operations	—	—	2,776	—	2,776
Other receivables	—	13,822	717	—	14,539
Prepaid expenses and other current assets	2,006	1,469	105	—	3,580

Total current assets	37,488	73,970	6,626	(307)	117,777

PROPERTY AND EQUIPMENT, net	8,861	22	95	—	8,978
RECEIVABLE/INVESTMENT IN AFFILIATES	14,255	—	—	(14,255)	—
ASSETS OF DISCONTINUED OPERATIONS	—	—	1,272	—	1,272
OTHER ASSETS	2,013	—	190	—	2,203

Total assets	62,617	73,992	8,183	(14,562)	130,230

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$8,332	$9,953	$35	$—	$18,320
Trade accounts payable	6,356	44,896	4,747	(307)	55,692
Accrued expenses	12,994	6,260	1,870	—	21,124

Total current liabilities	27,682	61,109	6,652	(307)	95,136

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	2,031	—	105	—	2,136
PAYABLE TO AFFILIATES	—	4,255	18,490	(22,745)	—
OTHER LIABILITIES	3,608	—	—	—	3,608

Total liabilities	33,321	65,364	25,247	(23,052)	100,880

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	12	—	19	(19)	12
Capital contributions	—	1,000	—	(1,000)	—
Additional paid-in capital	101,229	—	28,059	(28,059)	101,229
Retained earnings (accumulated deficit)	(73,387)	5,410	(45,148)	39,793	(73,332)
Accumulated other comprehensive income	1,527	2,218	6	(2,225)	1,526
Treasury stock	(85)	—	—	—	(85)

Total shareholders’ equity	29,296	8,628	(17,064)	8,490	29,350

Total liabilities and shareholders’ equity	$62,617	$73,992	$8,183	$(14,562)	$130,230

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Three Months Ended December 31, 2009
(In Thousands)

		Business &
	PFSweb	Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$47,288	$—	$—	$47,288
Service fee revenue	16,015	—	—	—	16,015
Service fee revenue — affiliate	1,700	—	—	(1,700)	—
Pass-thru revenue	9,520	—	—	(3)	9,517

Total revenues	27,235	47,288	—	(1,703)	72,820

COSTS OF REVENUES:
Cost of product revenue	—	44,048	—	—	44,048
Cost of service fee revenue	12,143	—	—	(651)	11,492
Cost of pass-thru revenue	9,520	—	—	(3)	9,517

Total costs of revenues	21,663	44,048	—	(654)	65,057

Gross profit	5,572	3,240	—	(1,049)	7,763
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	7,459	2,434	—	(1,049)	8,844

Income (loss) from operations	(1,887)	806	—	—	(1,081)
INTEREST EXPENSE (INCOME), NET	(68)	301	—	—	233

Income (loss) before income taxes	(1,819)	505	—	—	(1,314)
INCOME TAX PROVISION (BENEFIT)	(122)	182	—	—	60

INCOME (LOSS) FROM CONTINUING OPERATIONS	(1,697)	323	—	—	(1,374)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	427		427

NET INCOME (LOSS)	$(1,697)	$323	$427	$—	$(947)

NON-GAAP NET INCOME (LOSS)	$(1,599)	$323	$—	$—	$(1,276)

EBITDA	$(318)	$815	$—	$—	$497

ADJUSTED EBITDA	$(220)	$815	$—	$—	$595

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(1,697)	$323	$427	$—	$(947)
(Income) loss from discontinued operations, net of tax	—	—	(427)	—	(427)
Income tax expense (benefit)	(122)	182	—	—	60
Interest expense (income)	(68)	301	—	—	233
Depreciation and amortization	1,569	9	—	—	1,578

EBITDA	$(318)	$815	$—	$—	$497
Stock-based compensation	98	—	—	—	98

ADJUSTED EBITDA	$(220)	$815	$—	$—	$595

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(1,697)	$323	$427	$—	$(947)
(Income) loss from discontinued operations, net of tax	—	—	(427)	—	(427)
Stock-based compensation	98	—	—	—	98

NON-GAAP NET INCOME (LOSS)	$(1,599)	$323	$—	$—	$(1,276)

Note: Business and Retail Connect includes our Supplies Distributors and PFS Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb includes certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Twelve Months Ended December 31, 2009
(In Thousands)

		Business &
	PFSweb	Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$183,008	$—	$—	$183,008
Service fee revenue	58,619	—	—	—	58,619
Service fee revenue — affiliate	7,093	—	—	(7,093)	—
Pass-thru revenue	26,335	—	—	(70)	26,265

Total revenues	92,047	183,008	—	(7,163)	267,892

COSTS OF REVENUES:
Cost of product revenue	—	168,864	—	—	168,864
Cost of service fee revenue	44,453	—	—	(2,555)	41,898
Cost of pass-thru revenue	26,335	—	—	(70)	26,265

Total costs of revenues	70,788	168,864	—	(2,625)	237,027

Gross profit	21,259	14,144	—	(4,538)	30,865
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	30,029	8,779	—	(4,538)	34,270

Income (loss) from operations	(8,770)	5,365	—	—	(3,405)
INTEREST EXPENSE (INCOME), NET	(202)	1,388	—	—	1,186

Income (loss) before income taxes	(8,568)	3,977	—	—	(4,591)
INCOME TAX PROVISION (BENEFIT)	(734)	1,055	—	—	321

INCOME (LOSS) FROM CONTINUING OPERATIONS	(7,834)	2,922	—	—	(4,912)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	342		342

NET INCOME (LOSS)	$(7,834)	$2,922	$342	$—	$(4,570)

NON-GAAP NET INCOME (LOSS)	$(7,427)	$2,922	$—	$—	$(4,505)

EBITDA	$(2,261)	$5,400	$—	$—	$3,139

ADJUSTED EBITDA	$(1,854)	$5,400	$—	$—	$3,546

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:
NET INCOME (LOSS)	$(7,834)	$2,922	$342	$—	$(4,570)
(Income) loss from discontinued operations, net of tax	—	—	(342)	—	(342)
Income tax expense (benefit)	(734)	1,055	—	—	321
Interest expense (income)	(202)	1,388	—	—	1,186
Depreciation and amortization	6,509	35	—	—	6,544

EBITDA	$(2,261)	$5,400	$—	$—	$3,139
Stock-based compensation	407	—	—	—	407

ADJUSTED EBITDA	$(1,854)	$5,400	$—	$—	$3,546

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(7,834)	$2,922	$342	$—	$(4,570)
(Income) loss from discontinued operations, net of tax	—	—	(342)	—	(342)
Stock-based compensation	407	—	—	—	407

NON-GAAP NET INCOME (LOSS)	$(7,427)	$2,922	$—	$—	$(4,505)

Note: Business and Retail Connect includes our Supplies Distributors and PFS Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb includes certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidating Balance Sheets
as of December 31, 2009
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$9,698	$2,628	$2,486	$—	$14,812
Restricted cash	732	1,137	227	—	2,096
Accounts receivable, net	19,499	18,764	1,719	(121)	39,861
Inventories, net	—	33,577	—	—	33,577
Assets of discontinued operations	—	—	4,372	—	4,372
Other receivables	49	11,556	—	—	11,605
Prepaid expenses and other current assets	2,515	1,575	80	—	4,170

Total current assets	32,493	69,237	8,884	(121)	110,493

PROPERTY AND EQUIPMENT, net	9,900	54	31	—	9,985
RECEIVABLE/INVESTMENT IN AFFILIATES	20,696	—	—	(20,696)	—
ASSETS OF DISCONTINUED OPERATIONS	—	—	4,353	—	4,353
OTHER ASSETS	2,627	—	311	—	2,938

Total assets	65,716	69,291	13,579	(20,817)	127,769

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$8,770	$10,374	$35	$—	$19,179
Trade accounts payable	8,396	38,753	6,614	(121)	53,642
Accrued expenses	10,994	4,701	2,649	—	18,344

Total current liabilities	28,160	53,828	9,298	(121)	91,165

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	3,208	—	140	—	3,348
PAYABLE TO AFFILIATES	—	5,005	15,840	(20,845)	—
OTHER LIABILITIES	3,880	—	23	—	3,903

Total liabilities	35,248	58,833	25,301	(20,966)	98,416

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	10	—	19	(19)	10
Capital contributions	—	1,000	—	(1,000)	—
Additional paid-in capital	93,152	—	28,059	(28,059)	93,152
Retained earnings (accumulated deficit)	(64,828)	6,781	(39,805)	31,889	(65,963)
Accumulated other comprehensive income	2,219	2,677	5	(2,662)	2,239
Treasury stock	(85)	—	—	—	(85)

Total shareholders’ equity	30,468	10,458	(11,722)	149	29,353

Total liabilities and shareholders’ equity	$65,716	$69,291	$13,579	$(20,817)	$127,769

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